Other Income and Expenses Net - Other Income and Expenses Net (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Other Income And Expenses [Abstract]
Public funding	$ 162	$ 231	$ 132
Phase-out and start-up costs		(8)	(38)
Exchange gains and losses, net	7	8
Patent costs	(10)	(11)	(1)
Gain on sale of non-current assets	5	14	7
COVID-19 incremental costs	(19)	(32)	0
Other, net	(4)		3
Total	$ 141	$ 202	$ 103